ABSC 2005-HE4
Credit Suisse First Boston

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).  This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith.  It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above.  A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance.  Opinions and estimates may be changed without notice.  The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness.  This material does not purport to contain all of the information that an interested party may desire.  In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.  Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.  CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.  Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved.  The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and00 exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer.  Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

LTV :	Fixed $	Fixed %	2/28 $	2/28%	3/27 $	3/27%	5/25 $	5/25%	MH Stratification:
70 or less	53,831,085	33%	103,911,837	63%	6,230,686	4%	0	0%	Total Balance	0
70.01 to 75	15,812,234	21%	56,426,745	75%	2,536,399	3%	0	0%	% Pool Balance	0
75.01 to 80	36,537,410	11%	270,583,275	84%	16,736,022	5%	0	0%	Ave. FICO	0
80.01 to 85	19,630,269	15%	111,400,509	83%	3,853,562	3%	0	0%	Ave. LTV	0
85.01 to 90	16,380,394	9%	153,814,010	84%	12,443,298	7%	0	0%	% Full Docs	0
90.01 to 95	9,459,287	17%	39,908,827	73%	5,351,075	10%	0	0%
95.01 to 100	25,671,881	81%	5,950,896	19%	125,000	0%	0	0%	Silent Seconds Stratification:
100.01 plus									Total Balance	214,932,112.69
									% Pool Balance	22.24%
FICO									Ave. FICO	657
below 550	15,518,031	11%	124,899,488	87%	2,594,112	2%	0	0%	Ave. LTV	99.16%
550 to 574	15,709,825	14%	95,653,615	84%	2,331,832	2%	0	0%	% Full Docs	40.56%
575 to 599	23,037,633	19%	94,945,718	78%	4,440,254	4%	0	0%
600 to 624	33,094,136	22%	109,548,626	72%	10,470,983	7%	0	0%	2nd Lien Stratification:
625 to 649	31,216,655	22%	105,095,478	73%	8,076,428	6%	0	0%	Total Balance	25,032,518.39
650 to 674	21,677,432	16%	102,658,258	78%	7,680,795	6%	0	0%	% Pool Balance	2.59%
675 to 699	19,007,637	26%	49,395,136	67%	5,457,611	7%	0	0%	Ave. FICO	666
700 plus	18,061,210	21%	59,799,779	71%	6,224,028	7%	0	0%	% Full Docs	46.38%

Property Type:									LTV Above 90 Stratification:
2-4 Unit	11,969,878	17%	56,591,067	78%	3,847,024	5%	0	0%	Total Balance	296,709,406.24
Condo	7,039,861	14%	40,478,265	81%	2,439,316	5%	0	0%	% Pool Balance	30.70%
Modular Home	0	0%	120,850	100%	0	0%	0	0%	Ave. FICO	658
PUD	13,548,181	12%	89,025,406	80%	8,685,327	8%	0	0%	Ave. LTV	98.81%
Single Family	144,764,640	20%	555,780,511	76%	32,304,375	4%	0	0%	% Full Docs	41.61%

Purpose:	Fixed $	Fixed %	2/28 $	2/28%	3/27 $	3/27%	5/25 $	5/25%
Purchase	42,958,989	14%	259,290,294	82%	14,919,742	5%	0	0%
Refinance rate/term	21,083,825	25%	56,921,778	68%	6,255,126	7%	0	0%
Cash Out Refi (COF) Below 70 LTV	47,839,698	33%	93,483,106	64%	5,283,626	4%	0	0%
COF with LTV 70.01 to 75	13,496,092	21%	49,322,797	76%	1,912,149	3%	0	0%
COF with LTV 75.01 to 80	17,963,026	16%	88,247,363	79%	6,031,100	5%	0	0%
COF with LTV 80.01 to 85	14,690,194	15%	81,164,278	82%	2,578,845	3%	0	0%
COF with LTV '85.01 to 90	10,204,601	9%	91,647,663	83%	7,915,304	7%	0	0%
COF with LTV '90.01 to 95	6,088,846	21%	20,572,174	71%	2,380,150	8%	0	0%
COF with LTV 95.01 to 100	2,997,289	69%	1,346,645	31%	0	0%	0	0%
COF with LTV 100.01 plus

Occupancy Status:	Fixed $	Fixed %	2/28 $	2/28%	3/27 $	3/27%	5/25 $	5/25%
Owner Occupied	176,144,175	19%	700,957,228	76%	41,896,378	5%	0	0%
2nd Home	178,200	4%	3,372,907	85%	437,815	11%	0	0%
Investment	1,000,185	2%	37,665,962	86%	4,941,849	11%	0	0%

Loan Balance
Below 50,000	11,679,196	94%	799,584	6%	0	0%	0	0%
50,000.01 to 100,000	35,585,569	40%	50,128,926	57%	2,616,402	3%	0	0%
100,000.01 to 150,000	30,879,498	21%	110,293,226	75%	6,825,597	5%	0	0%
150,000.01 to 200,000	25,113,009	17%	111,739,235	77%	8,146,475	6%	0	0%
200,000.01 to 400,000	59,027,596	13%	363,454,098	82%	20,637,827	5%	0	0%
400,000.01 to 500,000	8,450,851	10%	74,371,209	85%	4,498,436	5%	0	0%
500,000.01 to 600,000	5,350,923	16%	23,622,731	72%	3,921,306	12%	0	0%
600,000.01 to 1,000,000	1,235,919	13%	7,587,090	80%	630,000	7%	0	0%
1,000,000.01 and above

Loan Term	Fixed $	Fixed %	2/28 $	2/28%	3/27 $	3/27%	5/25 $	5/25%
>30 Years
30 Years	155,627,878	16%	741,996,098	79%	47,276,042	5%	0	0%
25 Years	577,095	100%	0	0%	0	0%	0	0%
20 Years	12,983,491	100%	0	0%	0	0%	0	0%
15 Years	7,601,396	100%	0	0%	0	0%	0	0%
10 Years	532,700	100%	0	0%	0	0%	0	0%

Documentation Type
Full Documentation	122,870,005	25%	344,615,314	70%	27,111,880	5%	0	0%
Limited Documentation	8,335,683	18%	35,981,053	77%	2,234,550	5%	0	0%
Stated Docs with LTV below 70	11,436,369	17%	53,643,968	78%	3,307,289	5%	0	0%
Stated Docs with LTV 70.01 to 75	2,613,362	9%	26,480,253	89%	635,980	2%	0	0%
Stated Docs with LTV 75.01 to 80	8,830,052	6%	141,397,964	91%	5,658,089	4%	0	0%
Stated Docs with LTV 80.01 to 85	4,035,651	8%	46,874,453	91%	720,637	1%	0	0%
Stated Docs with LTV 85.01 to 90	4,024,076	5%	67,463,662	88%	4,788,682	6%	0	0%
Stated Docs with LTV 90.01 to 95	2,471,937	9%	23,061,316	81%	2,818,935	10%	0	0%
Stated Docs with LTV 95.01 to 100	12,705,425	84%	2,478,115	16%	0	0%	0	0%
Stated Docs with LTV above 100.01

Lien Status
1st Lien	152,290,042	16%	741,996,098	79%	47,276,042	5%	0	0%
Second Liens with LTV below 85
Second Liens with LTV 85.01 to 90
Second Liens with LTV 90.01 to 95	514,556	100%	0	0%	0	0%	0	0%
Second Liens with LTV 95.01 to 100	24,517,963	100%	0	0%	0	0%	0	0%
Second Liens with LTV above 100.01

Interest Only	Fixed $	Fixed %	2/28 $	2/28%	3/27 $	3/27%	5/25 $	5/25%
% of Mortgage Type	0		20%		41%		0	0%
Ave. FICO	627		613		641		0	0%
Ave. LTV	77.41%		80.43%		81.28%		0	0%
% Stated Docs	26.01%		48.71%		37.93%		0	0%
% Full Docs	69%		46%		57%		0	0%